Exhibit 10.9
SUBSCRIPTION AGREEMENT
Terreno Realty Corporation
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
Dear Sirs:
In connection with a proposed purchase of shares of common stock, $0.01 par value per share (the “Shares”), of Terreno Realty Corporation, a Maryland corporation (the “Company”), from the Company, the undersigned (the “Investor”) hereby confirms and certifies that:
1. Upon the terms and subject to the conditions set forth in this Subscription Agreement, the Investor irrevocably subscribes for and agrees to purchase from the Company the number and amount of Shares set forth on the signature page of this Subscription Agreement (the “Investor’s Shares”) at a price per share equal to the public offering price per share (the “Purchase Price”) in the Company’s underwritten initial public offering (the “Offering”). The Investor understands and agrees that the Company reserves the right to accept or reject the Investor’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company. The Company may execute this Subscription Agreement in counterpart form. The Investor understands and agrees that there is no minimum amount of Shares required to be sold by the Company in the Offering. In the event of rejection of the Investor’s entire subscription by the Company or the termination of this Subscription Agreement in accordance with the immediately preceding sentence, the Investor’s payment hereunder will be returned promptly to the Investor, and this Subscription Agreement shall have no force or effect.
2. The Investor agrees to deliver the Purchase Price for the Investor’s Shares by wire transfer or check payable to the Company on the closing date of the Offering.
3. The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), as noted on Schedule A (Eligibility Representations of the Investor), which is attached hereto and incorporated by reference herein and made a part of this Subscription Agreement, and the Investor is purchasing the Investor’s Shares only on the Investor’s own behalf and not for the account of any other person or entity.
4. The Investor understands that the Investor’s Shares are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except (a) to the Company or any subsidiary thereof, (b) pursuant to a registration statement that has been declared effective under the Securities Act or (c) pursuant to an exemption from the registration requirements of the Securities Act, and subject to compliance with any applicable securities laws of any jurisdiction. The Investor understands and agrees that the transfer agent for the Shares will not be required to accept for registration of transfer any of the Shares acquired by it, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. The Investor acknowledges that the Company and the transfer agent for the Shares reserve the right, prior to any offer, sale or other transfer of the Shares, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the transfer agent for the Shares that the foregoing restrictions have been complied with.
5. The Investor acknowledges that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Investor’s Shares. The Investor and the Investor’s advisor(s), if any, have had the right to ask questions of and receive answers from the Company and its officers and trustees, and to obtain such information concerning the terms and conditions of the offering of the Investor’s Shares as the Investor and his advisor(s), if any, deem relevant to making an investment decision with respect to the Investor’s Shares. The Investor represents and agrees that prior to the Investor’s agreement to purchase the Investor’s Shares, the Investor and the Investor’s advisor(s), if any, have asked such questions, received such answers and obtained such information as the Investor and the Investor’s advisor(s), if any, deem relevant to making an investment decision with respect to the Investor’s Shares.
6. The Investor represents and warrants that the Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor is able to bear the economic risk of such investment and can afford the complete loss of such investment. The Investor is aware that there are substantial risks incident to the purchase of the Shares.
7. The Investor represents and warrants that (a) the Investor is acquiring the Shares for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and (b) the Investor is aware of the restrictions on transfer contained in the Company’s Articles of Amendment and Restatement relating to the Shares.
8. The Investor is an “affiliate” (as defined in Rule 144 of the Securities Act) of the Company.
9. The Investor is at least 21 years of age and the Investor has adequate means of providing for all of the Investor’s current and foreseeable needs and personal contingencies and has no need for liquidity in this investment.
10. The Investor acknowledges that the Company, the Company’s counsel and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. The Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein change or are no longer accurate.
11. The Investor represents and warrants that the execution, delivery and performance of this Subscription Agreement by the Investor are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound. The signature on this Subscription Agreement is genuine, and the Investor has legal competence and capacity to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.
12. Neither this Subscription Agreement nor any rights that may accrue to the Investor may be transferred or assigned.
13. The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.
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     IN WITNESS WHEREOF, the Investor has caused this Subscription Agreement to be executed as of the date set forth below.

Signature of Investor	Signature of Joint Investor, if applicable

Name of Investor. Please indicate name and capacity of person signing above if the investor is other than a natural person.	Name of Joint Investor, if applicable. Please indicate name and capacity of person signing above if the joint investor is other than a natural person.

Name in which Shares are to be registered (if different)	Date:

The Investor’s State of residence is:

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Investor’s Tax ID No. or E.I.N.	Joint Investor’s Tax ID No. or E.I.N.

Business Address—Street	Mailing Address—Street (if different)

City State Zip	City State Zip

Attn.:	Attn.:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Email:	Email:

Number of Shares Subscribed For:	Subscription Amount:

$

You must pay the full Subscription Amount pursuant to the instructions provided by the Company.

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR
A. ACCREDITED INVESTOR STATUS (PLEASE CHECK ALL THAT APPLY):

1.	☐	I am a director or executive officer of the Company.

2.	☐	I am a natural person and have a net worth, either alone or with my spouse, of more than $1,000,000.

3.	☐	I am a natural person and had income in excess of $200,000 during each of the previous two years and reasonably expect to have income in excess of $200,000 during the current year, or joint income with my spouse in excess of $300,000 during each of the previous two years and reasonably expect to have joint income in excess of $300,000 during the current year.

     IN WITNESS WHEREOF, Terreno Realty Corporation has accepted this Subscription Agreement as of the date set forth below.

Terreno Realty Corporation

By:

Name:
Title:

Date: